UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 11, 2008

EDGE PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-22149	76-0511037
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Travis Tower
1301 Travis, Suite 2000
Houston, Texas 77002
(Address of principal executive offices)

(713) 654-8960
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On July 14, 2008, Edge Petroleum Corporation, a Delaware corporation (the “Company”), Chaparral Energy, Inc., a Delaware corporation (“Chaparral”), and Chaparral Exploration, L.L.C., a Delaware limited liability company and wholly owned direct subsidiary of Chaparral (“Sub”), entered into an Agreement and Plan of Merger (the “Agreement”), whereby the Company will merge with and into Sub (the “Merger”).

At the effective time of the Merger, each share of the Company’s common stock will be converted automatically into the right to receive 0.2511 shares of common stock, par value $0.01 per share, of Chaparral (the “Common Merger Consideration”), and each share of the Company’s 5.75% Series A Cumulative Convertible Perpetual Preferred Stock, par value $0.01 per share, will be converted automatically into the right to receive one share of 5.75% Series A Cumulative Convertible Perpetual Preferred Stock, par value $0.01 per share, of Chaparral.  The Chaparral preferred stock will have the same terms, rights, preferences and limitations as the Edge preferred stock, subject to appropriate adjustments to reflect the Merger and the exchange ratio for the Company’s common stock.  The initial conversion price per share of Chaparral preferred stock will be $65.95 per share of Chaparral common stock.

In addition, each option to purchase a share of the Company’s common stock that is outstanding as of the effective time of the Merger will be assumed by Chaparral and will be converted into the right to purchase 0.2511 shares of Chaparral common stock at an adjusted exercise price. Each share of restricted stock and each unit with respect to Company common stock will become fully vested and will be converted into the right to receive the Common Merger Consideration.

The Agreement, which was unanimously approved by the Company’s Board of Directors and Chaparral’s Board of Directors and stockholders, provides that, following the effective time of the Merger, at least two members of the Company’s Board of Directors will join Chaparral’s Board of Directors.

The Company, Chaparral and Sub have made representations, warranties and covenants in the Agreement, including, among others, covenants to conduct their businesses in the ordinary course between the execution of the Agreement and the consummation of the Merger.  The Company, and to a lesser extent, Chaparral, have agreed to covenants not to engage in certain kinds of transactions and activities during that period. The Company has made certain additional covenants, including, among others, covenants, subject to certain exceptions, (1) not to solicit proposals regarding alternative business combination transactions, (2) not to enter into discussions concerning, or provide confidential information in connection with, alternative business combination transactions, (3) not to approve or recommend any alternative business combination transaction proposals, (4) to cause a common stockholder meeting to be held to consider approval of the Merger and (5) for its Boards of Directors to recommend approval of the Agreement by the Company’s common stockholders.

Completion of the Merger is conditioned upon, among other things, adoption of the Agreement by the Company’s common stockholders and the accuracy of representations and warranties (subject to materiality exceptions) as of the date of the Agreement and the closing date of the Merger, and the performance by the parties in all material respects of their covenants under the Agreement.

The Agreement contains various termination rights for both parties, including if (1) the Board of Directors of the Company changes its recommendation to its common stockholders or authorizes the Company to enter into a definitive agreement in connection with a Superior Proposal (as defined in the Agreement), (2) the Agreement shall not have been adopted by the holders of Company common stock, or (3) Chaparral fails to enter into a new credit facility or obtain or consummate alternative financing within two business days after the satisfaction or waiver of all other conditions to the Merger.  The Agreement includes a termination right for Chaparral only, if an event of default occurs and is continuing under the Company’s Credit Facility (as defined below) that has not been cured within a specified period of time or the administrative agent under the Credit Facility has accelerated the Company’s repayment obligations thereunder.  Upon termination of the Agreement under specified circumstances, one party will be required to pay the other party a termination fee of $15 million.  With certain exceptions, all costs and expenses incurred in connection with the Agreement will be paid by the party incurring such expenses, whether or not the Merger is consummated.  The Agreement includes provisions limiting the maximum aggregate liability of the parties to $25 million in the event the Merger is not consummated.

Investors are cautioned that the representations, warranties and covenants included in the Agreement were made by the Company, on the one hand, and Chaparral and Sub, on the other hand, to each other. These representations, warranties and covenants were made as of specific dates and only for purposes of the Agreement and are subject to important exceptions and limitations, including a contractual standard of materiality different from that generally relevant to investors, and are qualified by information in confidential disclosure schedules that the parties exchanged in connection with the execution of the agreement. In addition, the representations and warranties may have been included in the Agreement for the purpose of allocating risk between the Company and Chaparral, rather than to establish matters as facts.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the public disclosures of the Company or Chaparral.

The Agreement is described in this Current Report on Form 8-K and attached as Exhibit 2.1 hereto only to provide you with information regarding certain material terms and conditions and, except for its status as a contractual document that establishes and governs the legal relationship among the parties thereto with respect to the Merger, not to provide any other factual information regarding the Company, Chaparral or their respective businesses or the actual conduct of their respective businesses during the pendency of the Agreement. You should not rely on the representations and warranties in the Agreement as characterizations of the actual state of facts about the Company, Chaparral or any other person. Furthermore, you should not rely on the covenants in the Agreement as actual limitations on the respective businesses of the Company and Chaparral, because either party may take certain actions that are either expressly permitted in the disclosure schedules to the Agreement or as otherwise consented to by the appropriate party, which consent may be given without notice to the public.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 hereto and is incorporated into this Current Report on Form 8-K by reference. The Agreement provides further information regarding the terms of the Merger.

Consent Under Credit Facility

On July 11, 2008, the Company entered into a Consent agreement (the “Consent”) under its Fourth Amended and Restated Credit Agreement, as amended (the “Credit Facility”), with Union Bank of California (“UBOC”), as administrative agent and issuing lender, and the other lenders party thereto (together with UBOC, the “Lenders”).  Pursuant to the Consent, the Lenders deferred their right to conduct a borrowing base redetermination on or before June 30, 2008 and will instead conduct the redetermination on October 31, 2008; provided that:

(1)          if a redetermination occurs, only a borrowing base shall be established and the borrowing base shall also be the conforming borrowing base,

(2)          the redetermination is subject to the approval of all the Lenders; and

(3)          the deferral is contingent upon:

(a)          in connection with the Merger, the filing of the registration statement of Chaparral, which will include a prospectus of Chaparral and a proxy statement of the Company, with the Securities and Exchange Commission (the “SEC”) and the filing of all initial filings for any other required governmental approvals on or before August 15, 2008, and

(b)         the Company’s common stockholders approving the Merger within 40 days following the mailing to the Company’s stockholders of the prospectus and proxy statement with respect to the Merger.

If the above conditions are not satisfied or waived, the Lenders shall promptly thereafter redetermine the Company’s borrowing base under the Credit Facility.

The foregoing description of the Consent does not purport to be complete and is qualified in its entirety by reference to the Consent, which is filed as Exhibit 2.2 hereto and is incorporated into this Current Report on Form 8-K by reference. The Consent provides further information regarding the terms of the Consent.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company and Chaparral intend to file materials relating to the transaction with the SEC, including the registration statement of Chaparral and proxy statement of the Company.  INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER MATERIALS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, CHAPARRAL AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the registration statement and the proxy statement/prospectus when they are available and other documents containing information about the Company and Chaparral, without charge, at the SEC’s web site at www.sec.gov.  Investors and security holders may also obtain information with respect to the Company through its web site at www.edgepet.com.  Copies of the Company’s SEC filings may also be obtained for free by directing a request to Investor Relations, Edge Petroleum Corporation, (713) 654-8960.  Copies of Chaparral’s SEC filings may also be obtained for free by directing a request to Investor Relations, Chaparral Energy, Inc., (405) 478-8770.

Participants in Solicitation

The Company and Chaparral and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from the Company’s common stockholders in respect of the Merger. Information about these persons can be found in the Company’s Form 10-K/A as filed with the SEC on April 29, 2008 and Chaparral’s Form 10-K as filed with the SEC on March 31, 2007. Additional information about the interests of such persons in the solicitation of proxies in respect of the Merger will be included in the registration statement and the proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On July 14, 2008, C.W. MacLeod was appointed Senior Vice President Business Development and Planning and Acting Chief Financial Officer of the Company.  Mr. MacLeod has served as Senior Vice President Business Development and Planning for the Company since April 2004 and as Vice President Business Development and Planning for the Company since January 2002. From November 1999 to December 2001, he was Vice President—Investment Banking with Raymond James and Associates, Inc. From February 1990 to October 1999, Mr. MacLeod was a principal with Kirkpatrick Energy Associates, Inc., whose principal business was merger and acquisition services, capital arrangement and analytical services for the oil and gas producing industry. Mr. MacLeod was responsible for originating corporate finance and research products for energy clients. His previous experience includes positions as an independent petroleum geologist, a manager of exploration and production for an independent oil and gas producer and geologic positions with Ladd Petroleum Corporation and Resource Sciences Corporation. Mr. MacLeod graduated from Eastern Michigan University with a B.S. in Geology and earned his M.B.A. from the University of Tulsa. He is 57 years old.

On July 14, 2008, Kirsten A. Hink was appointed Vice President and Chief Accounting Officer and Controller of the Company.  Mrs. Hink has served as Vice President and Controller of the Company since October 2003 and served as Controller of the Company beginning December 31, 2000. Prior to that time she served as Assistant Controller from June 2000 to December 2000. Before joining the Company, she served as Controller of Benz Energy Inc., an oil and gas exploration company, from June 1998 to June 2000. Mrs. Hink received a B.S. in

Accounting from Trinity University. Mrs. Hink is a Certified Public Accountant in the State of Texas. She is 41 years old.

Mr. MacLeod and Ms. Hink are each party to a severance agreement with the Company that requires the Company to make payments to him or her, as applicable, upon a termination event following a change of control.  The description of the severance agreement, as amended, is set forth in Item 5.02(e) and is incorporated by reference into this Item 5.02(c).

In connection with Mr. MacLeod’s appointment as Senior Vice President Business Development and Planning and Acting Chief Financial Officer of the Company, the Company will grant Mr. MacLeod a lump sum $25,000 bonus, payable upon his continuing employment as of the closing of the Merger.

(e)

The Company is amending the Amended and Restated Severance Agreements of all of its employees to provide for (1) continued medical, dental and vision coverage for 18 months following termination at active employee premium rates, (2) a cash lump sum payment in an amount estimated to be sufficient, taking into account estimated active employee premium rates, to purchase equivalent medical, dental and vision coverage in the period extending from the 19th through 36th months following termination and (3) a lump sum payment to help defray the employee’s cost of obtaining post-termination life and accidental death and dismemberment insurance. In that regard, on July 14, 2008, the Company entered into a First Amendment to the Amended and Restated Severance Agreements with John W. Elias, John O. Tugwell, C.W. MacLeod and Kirsten A. Hink.  The First Amendment to Mr. Elias’ Amended and Restated Agreement is identical to the amendment described above except that it does not provide for the additional lump sum payment intended to defray the cost of post-termination life and accidental death and dismemberment insurance.

The foregoing description of the amendments to the severance agreements of the Company’s executive officers are qualified in their entirety by reference to the amendments, which are filed as Exhibits 10.1 and 10.2 hereto, and are incorporated into this Current Report on Form 8-K by reference.

Item 7.01 Regulation FD Disclosure.

On July 14, 2008, the Company and Chaparral issued a joint press release announcing that they had entered into the Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information in Item 7.01 of this report, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Forward-Looking Statements

   The statements made herein that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, but are not limited to, statements regarding the Merger (including the benefits, results, effects and timing thereof), the combined company and attributes thereof, whether and when the transactions contemplated by the Agreement will be consummated, the estimated combined 2008 capital budget, the location of headquarters and other offices, whether and when the proxy statement/prospectus will be filed, the officers of Chaparral, the members and size of Chaparral’s Board of Directors, Chaparral’s new credit facility,  the timing and effects of the Merger, regulatory clearances, common stockholder approval, the satisfaction of the conditions to the

Consent and the redetermination of the Company’s borrowing base. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, actions by regulatory authorities or other third parties, costs and difficulties related to integration of acquired businesses, delays, costs and difficulties related to the transactions, market conditions, the combined companies’ financial results and performance, consummation of financing, satisfaction of closing conditions, ability to repay debt and timing thereof, availability and terms of any financing, uncertainties relating to the level of activity in oil and gas exploration and development, exploration success by producers, oil and gas prices, rig demand and capacity, drilling industry market conditions, possible delays or cancellation of drilling contracts, work stoppages, operational or other downtime, ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations, future financial results, operating hazards, political and other uncertainties inherent in non-U.S. operations (including exchange and currency fluctuations), war, terrorism, natural disaster and cancellation or unavailability of insurance coverage, the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors discussed in Edge’s Annual Report on Form 10-K for the twelve months ended December 31, 2007, as amended by its report on Form 10-K/A for that period, and those set forth from time to time in Edge’s filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated July 14, 2008, among Chaparral Energy, Inc., Chaparral Exploration, L.L.C. and Edge Petroleum Corporation.
4.1	Consent, executed July 11, 2008, among Edge Petroleum Corporation, the Lenders party thereto and Union Bank of California, N.A., as administrative agent for such Lenders.
10.1	First Amendment to Amended and Restated Severance Agreement, dated July 14, 2008, between the Company and John W. Elias
10.2	First Amendment to Amended and Restated Severance Agreement, dated July 14, 2008, between the Company and Executive Officers of the Company Named Therein
99.1	Press Release, dated July 15, 2008.

*   The Agreement and Plan of Merger filed as Exhibit 2.1 omits the disclosure schedules to the Merger Agreement. The Company agrees to furnish supplementally a copy of the omitted schedules to the Securities and Exchange Commission upon request.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGE PETROLEUM CORPORATION

Date: July 15, 2008	By:	/s/ John W. Elias

John W. Elias
Chairman, President & Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated July 14, 2008, among Chaparral Energy, Inc., Chaparral Exploration, L.L.C. and Edge Petroleum Corporation.
4.1	Consent, executed July 11, 2008, among Edge Petroleum Corporation, the Lenders party thereto and Union Bank of California, N.A., as administrative agent for such Lenders.
10.1	First Amendment to Amended and Restated Severance Agreement, dated July 14, 2008, between the Company and John W. Elias
10.2	First Amendment to Amended and Restated Severance Agreement, dated July 14, 2008, between the Company and Executive Officers of the Company Named Therein
99.1	Press Release, dated July 15, 2008.

*   The Agreement and Plan of Merger filed as Exhibit 2.1 omits the disclosure schedules to the Merger Agreement. The Company agrees to furnish supplementally a copy of the omitted schedules to the Securities and Exchange Commission upon request.